Exhibit 10.15

TENTH AMENDMENT

TO

EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

THIS TENTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into as of the 22nd day of November, 2006, by and among DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("DGFS"), DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 ("DGPFC"; DGFS and DGPFC may be referred to hereinafter either individually or collectively as "Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), for itself and as agent for the other Banks hereinafter named, CAPITAL ONE, N.A. (successor by merger to Hibernia National Bank), a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Capital One"), U.S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U.S. Bank, N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U.S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("JPMorgan"), REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions"), NATIONAL CITY BANK OF KENTUCKY, a national banking association with offices located at 101 S. Fifth Street, 37th Floor, Louisville, Kentucky 40202 ("National City Bank"), FIFTH THIRD BANK, N.A. (Tennessee), a national banking association organized and existing under the laws of the United States of America, with offices located at 810 Crescent Centre Drive, Suite 160, Franklin, Tennessee 37067 ("Fifth Third"), and MIDFIRST BANK, a national banking association with offices located at 501 N.W. Grand Boulevard, Oklahoma City, Oklahoma 73118 ("MidFirst") (FTBNA, Capital One, U.S. Bank, Carolina First, JPMorgan, and Regions collectively, the "Original Banks") (the Original Banks, National City Bank, Fifth Third and MidFirst collectively the "Banks," and each individually, a "Bank").

Recitals of Fact

Pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002 (the "Original Loan Agreement") among the Original Banks, DGFS and the other parties named therein, the Original Banks agreed to make loans and advances to DGFS on a revolving credit basis in an aggregate amount not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), evidenced by individual revolving credit notes to each Bank for the respective Facility Commitments set out in the Original Loan Agreement, each with a termination date of June 30, 2004 (collectively, the "October 2002 Notes").

Pursuant to that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003 (the "First Amendment") among the Original Banks, DGFS and the other parties named therein, the Facility Commitment for Regions was increased to a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), and the total Commitment of the Original Banks was increased to a maximum aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00).

Pursuant to that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003 (the "Second Amendment") among the Original Banks, National City Bank, DGFS and the other parties named therein, the Facility Commitment for Carolina First was increased to a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); the Facility Commitment for Bank One was increased to a maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00); National City Bank was added as a Bank with a Facility Commitment of a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Sixty Million Dollars ($160,000,000.00).

Pursuant to that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003 (the "Third Amendment"") among the Banks, DGFS and the other parties named therein, the Facility Commitment for Hibernia (now known as Capital One) was increased to a maximum principal amount of Twenty Million Dollars ($20,000,000.00); the Facility Commitment for U.S. Bank was increased to a maximum principal amount of Thirty Million Dollars ($30,000,000.00); Fifth Third was added as a Bank with a Facility Commitment of a maximum principal amount of Ten Million Dollars ($10,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Eighty Million Dollars ($180,000,000.00).

Pursuant to that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement, dated on or about July 17, 2003 (the "Fourth Amendment") among the Banks, DGFS and the other parties named therein, the Loan Agreement was modified to allow DGC to pay dividends after the closing of its initial public offering of stock.

Pursuant to that certain Fifth Amendment to Eighth Amended and Restated Loan Agreement, dated as of November 26, 2003 (the "Fifth Amendment") among the Banks, DGFS and the other parties named therein, the Facility Commitment for FTBNA was increased to a maximum principal amount of Forty Million Dollars ($40,000,000.00), the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Ninety Million Dollars ($190,000,000.00), and other modifications were made to the Loan Agreement.

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Pursuant to that certain Sixth Amendment to Eighth Amended and Restated Loan Agreement, dated as of June 30, 2004 (the "Sixth Amendment"), among the Banks, DGFS, DGPFC and other parties named therein, DGPFC was added as a Borrower under the Banks' respective Facility Commitments, DGPFC was added as a party to the Loan Agreement, the Seventh Amended and Restated Security Agreement as defined therein, and to other documents evidencing or securing the Loan (the Loan Agreement and all security documents collectively referred to as the "Security Documents"), the Banks extended the maturity date of the Loan to June 30, 2007, and other modifications were made to the Loan Agreement, the Seventh Amended and Restated Security Agreement defined therein and certain other loan and security documents.

Pursuant to that certain Seventh Amendment to Eighth Amended and Restated Loan Agreement dated as of December 3, 2004 (the "Seventh Amendment"), DGFS and DGPFC obtained a Swing Line Loan up to an amount of Thirty Million Dollars ($30,000,000.00) from FTBNA as part of the credit facilities governed by the Loan Agreement.

Pursuant to that certain Eighth Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2006 (the “Eighth Amendment”), the Banks agreed to extend the Loan Termination Date for their Facility Commitments, provide for future increases in certain of the Facility Commitments, admitted MidFirst Bank as a Bank hereunder, and made other modifications of the Loan Agreement, all as set forth in the Eighth Amendment.

Pursuant to that certain Ninth Amendment to Eighth Amended and Restated Loan Agreement dated as of November 22, 2006 (the “Dated Date”) but with an Effective Date as defined therein (the “Ninth Amendment;” the Original Loan Agreement, as amended thereby, and by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment, referred to hereinafter as the "Loan Agreement"), the Banks agreed to make certain modifications of the Loan Agreement, all as set forth in the Ninth Amendment, some of which (the termination of the Regions and MidFirst Facility Commitments) were intended to become effective on the Dated Date, and some of which would become effective only on the Effective Date upon the occurrence of certain conditions related to the Merger Transaction and the Bear Stearns Facilities as such terms are described in the Ninth Amendment.

The Banks have been asked to enter into a further amendment of the Loan Agreement in order to evidence more clearly the termination of the Regions and MidFirst Facility Commitments as of November 22, 2006; to increase the Facility Commitment of Carolina First from $15,000,000 to $30,000,000 as of November 22, 2006; and to make other modifications to the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

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Agreements

SECTION I - GENERAL TERMS

1.  All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

2.  To induce the Banks to enter into this Amendment, the Borrower does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenant and agree with the Banks, that:

(a)  All representations and warranties made by the Borrower in the Loan Agreement, as amended hereby; in the Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as thereafter amended from time to time, between the Borrower and Agent (the "Security Agreement"); and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

(b)  As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

(c)  There are no existing offsets, defenses or counterclaims to the obligations of the Borrowers as set forth in the New Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

(d)  Neither Borrower has any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrowers or any of them have or may have any such existing claim (whether known or unknown), the Borrower do each hereby forever release and discharge, in all respects, the Banks with respect to such claim.

(e)  The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

SECTION II -- LOAN AGREEMENT AMENDMENTS

1.  The following definitions shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

(a) “Trust Preferred Facility” means the Trust Preferred Securities guaranteed by DGC in the aggregate original principal amount of $30,000,000.

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2.  Section 6.11 of the Loan Agreement (as set forth in the Sixth Amendment to Eighth Amended and Restated Loan Agreement) shall be deleted in its entirety and the following inserted in lieu thereof:

“6.11 Minimum Consolidated Net Income. Maintain, beginning December 31, 2006, as to DGC on a consolidated basis, on a rolling four (4) quarter basis, as of the end of each fiscal quarter net income after taxes (GAAP basis) of at least Twenty-Four Million Dollars ($24,000,000.00).”

III. MISCELLANEOUS

1.  All terms and provisions of the Loan Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Loan Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

2.  All references in all Loan Documents (including, but not limited to, the New Notes, the Security Agreement, and the Loan Agreement) to the "Loan Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby. All references in the Loan Documents (including, but not limited to, the Security Agreement and the Loan Agreement) to the "Notes" shall, except as the context may otherwise require, be deemed to constitute references to the Notes as such term is defined herein.

3.  MidFirst Bank joins herein solely for the purpose of terminating its Facility Commitment as of November 22, 2006 and withdrawing, on such date, as a Bank under the Loan Agreement and related documents.

4.  Regions Bank joins herein solely for the purpose of terminating its Facility Commitment as of November 22, 2006 and withdrawing, on such date, as a Bank under the Loan Agreement and related documents.

5.  Exhibit “B” to the Loan Agreement, as set forth in the Eighth Amendment, is hereby deleted in its entirety, and the schedule attached hereto marked Revised Exhibit “B” shall be inserted in lieu thereof.

6.  Exhibits "E" and "H" to the Loan Agreement, as set forth in the Eight Amendment, are hereby deleted in their entirety, and the schedules attached hereto marked Revised Exhibit "E" and Revised Exhibit "H" shall be inserted in lieu thereof.

[SEPARATE SIGNATURE PAGES FOLLOW]

5

SIGNATURE PAGE
TO
TENTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Banks and the Agent have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:

DIRECT GENERAL FINANCIAL SERVICES,
INC., a Tennessee corporation

By: /s/Brian G. Moore
Brian G. Moore, President

DIRECT GENERAL PREMIUM FINANCE
COMPANY, a Tennessee corporation

By: /s/Brian G. Moore
Brian G. Moore, President

GUARANTORS:

DIRECT GENERAL CORPORATION,
a Tennessee corporation

By:/s/William J. Harter
William J. Harter,
 Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY,
INC., a Tennessee corporation

By: /s/William J. Harter
William J. Harter,
 Senior Vice-President

[SIGNATURE PAGE CONTINUED]

Exhibit "B" - 2

DIRECT GENERAL INSURANCE AGENCY,
INC., an Arkansas corporation

By: /s/William J. Harter
William J. Harter,
 Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY,
INC., a Mississippi corporation

By: /s/William J. Harter
William J. Harter,
 Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY
OF LOUISIANA, INC., a Louisiana corporation

By: /s/William J. Harter
William J. Harter,
 Senior Vice-President

DIRECT GENERAL AGENCY OF
KENTUCKY, INC., a Kentucky corporation

By: /s/William J. Harter
William J. Harter,
 Senior Vice-President

DIRECT ADJUSTING COMPANY, INC.,
a Tennessee corporation

By:/s/J. Todd Hagely
J. Todd Hagely,
 Senior Vice-President and Chief Financial Officer

DIRECT ADMINISTRATION, INC.,
a Tennessee corporation

By:/s/J. Todd Hagely
J. Todd Hagely,
 Senior Vice-President and Chief Financial Officer

[SIGNATURE PAGE CONTINUED]

Exhibit "B" - 2

DIRECT GENERAL INSURANCE AGENCY,
INC., a Texas corporation

By: /s/William J. Harter
William J. Harter,
 Senior Vice-President

DIRECT GENERAL CONSUMER
PRODUCTS, INC., a Tennessee corporation

By:/s/J. Todd Hagely
J. Todd Hagely, President

BANKS:

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:/s/Sam Jenkins
Title: Senior Vice President

CAPITAL ONE, N.A.

By:/s/Janet Rack
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:___________________________________
Title:__________________________________

CAROLINA FIRST BANK

By:___________________________________
Title:__________________________________

JPMORGAN CHASE BANK, N.A.

By:/s/Robert Bond
Title: Senior Vice President

[SIGNATURE PAGE CONTINUED]

Exhibit "B" - 2

REGIONS BANK

By:/s/Nathan Raines
Title: Senior Vice President

NATIONAL CITY BANK OF KENTUCKY

By:/s/ Kevin Anderson
Title: Senior Vice President

FIFTH THIRD BANK, N.A. (Tennessee)

By:/s/Justin Fontenont
Title: Officer

MIDFIRST BANK

By:/s/Shawn Brewer
Title: Vice President

AGENT:

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:/s/Sam Jenkins
Title: Senior Vice President

Exhibit "B" - 2

REVISED EXHIBIT "B"

FACILITY COMMITMENTS OF THE BANKS

AS OF NOVEMBER 22, 2006

Revolving Facility Commitments

First Tennessee Bank National Association	$40,000,000.00*
Capital One	20,000,000.00
U. S. Bank National Association	30,000,000.00
Regions Bank	-0-
Carolina First Bank	30,000,000.00
National City Bank	15,000,000.00
Fifth Third Bank	10,000,000.00
JPMorgan Chase Bank, N.A.	35,000,000.00
MidWest Bank	-0-
TOTAL:	$180,000,000.00

* Includes $30,000,000.00 Swing Line Commitment of First Tennessee Bank National Association.

AS OF JANUARY 1, 2007

Revolving Facility Commitments

First Tennessee Bank National Association	$40,000,000.00*
Capital One	25,000,000.00
U. S. Bank National Association	30,000,000.00
Carolina First Bank	30,000,000.00
National City Bank	20,000,000.00
Fifth Third Bank	15,000,000.00
JPMorgan Chase Bank, N.A.	35,000,000.00
TOTAL:	$195,000,000.00

* Includes $30,000,000.00 Swing Line Commitment of First Tennessee Bank National Association.

Exhibit "B" - 2
2100000-0 12/18/2006

REVISED EXHIBIT "E"

BORROWING BASE CERTIFICATE

AS OF ____ DAY OF _______________, 20___

TOTAL RECEIVABLES FROM POLICYHOLDERS FOR PRIOR REPORT	$_______________
ADD:
New Contracts	$_______________
LESS:
Cash Payments	($________________)
TOTAL RECEIVABLES FROM POLICYHOLDERS FOR THIS REPORT:	$_______________
LESS INELIGIBLE RECEIVABLES:
Amounts Insured with Insurance Companies with an A.M. Best Rating not in compliance with Section 8.13 of the Loan Agreement	($_______________)
Past Due Receivables (See clause (a)(iv) of definition of Eligible Receivables.)	($_______________)
Receivables in Ineligible States	($_______________)
Unearned Interest, Finance Charges or Service Charges	($_______________)
PLUS RECEIVABLES FROM INSURERS QUALIFYING UNDER CLAUSE (b) OF DEFINITION OF "ELIGIBLE RECEIVABLES"	$_______________
SUBTOTAL: Eligible Receivables (See Section 1.1)	$_______________
TIMES ADVANCE RATE	x 85%
TOTAL AVAILABILITY	$_______________
LESS LOAN OUTSTANDING (not to exceed $180,000,000.00)	($_______________)

NET LOAN AVAILABILITY	$_______________

The undersigned each certifies and warrants that the foregoing Borrowing Base Certificate is true and accurate, based upon the definitions set out in Sections 1.1 and 1.2 of the Loan Agreement.

DATED this ____ day of ___________________, 20__.

DIRECT GENERAL FINANCIAL
SERVICES INC.

By:_______________________________
Title:______________________________

DIRECT GENERAL PREMIUM
FINANCE COMPANY

By: ________________________________
Title: _______________________________

Revised Exhibit "E" - 1

REVISED EXHIBIT "H"

COMPLIANCE CERTIFICATE

The undersigned, the duly authorized officers of DIRECT GENERAL FINANCIAL SERVICES INC., a Tennessee corporation, DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation (together, the "Borrower"), and DIRECT GENERAL CORPORATION, a Tennessee corporation ("DGC"), pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of September 30, 2002, as subsequently amended (the "Loan Agreement"), among Borrower, DGC, other guarantors therein named, First Tennessee Bank National Association, Memphis, Tennessee, as agent and as bank ("Agent"), and the Banks named therein ("Banks"), certifies to said Agent and Banks, in accordance with the terms and provisions of said Loan Agreement, as follows:

1.  All of the representations and warranties set forth in Section 5 of the Loan Agreement are and remain true and correct on and as of the date of this Certificate with the same effect as though such representations and warranties had been made on and as of this date.

2.  As of the date hereof, the Borrower and DGC are in full compliance with all of the terms and provisions set forth in the Loan Agreement and all of the instruments and documents executed in connection therewith, and no Event of Default, as specified in Section 8 of the Loan Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default, has occurred or is continuing.

3.  As used herein, the term "Affiliated Insurers" shall have the meaning ascribed thereto in the Loan Agreement.

4. As of _________________, 20__ (the date of the most recent financial statement furnished by Borrower and Affiliated Insurers to Agent), the ratios listed in the Loan Agreement are as follows:

		ACTUAL	COVENANT
AFFIRMATIVE COVENANTS (AS TO BORROWER):
Section 6.13	Tangible Net Worth	____________	>$9,500,000
Section 6.14	Ratio of Eligible Receivables to Debt	____________	>1.05:1.00
Section 6.15	Ratio of Unearned Premiums to Loan Amount	____________	>1.1:1.0
AFFIRMATIVE COVENANTS (AS TO DGC):
Section 6.11	Minimum Consolidated Net Income	____________	>$24,000,000
Section 6.12	Loan Amount to Net Worth	____________	<1.75:1.00
Section 6.13	Tangible Net Worth	____________	>$200,000,000**
Section 6.16	Debt Service Coverage	____________	>1.50:1.00

Exhibit "H" - 1

EVENTS OF DEFAULT AS MEASURED ON AFFILIATED INSURERS:

Section 8.4	Capital Adequacy Ratio	____________	Event of Default if ≥4.00 to 1.00
Section 8.5	Liquidity Ratio	____________	Event of Default if <1.0:1.0
Section 8.6	Minimum Capital Surplus	____________	Event of Default if <$150,000,000.00
Section 8.8	Risk Based Capital*	____________	Event of Default if <250%

FUNDED DEBT / EBITDA CALCULATION:
- Funded Debt / EBITDA Ratio: (Choose one)
_______	Greater than 2.0 to 1.0	(Actual Ratio:_________________)
_______	Less than 2.0 to 1.0	(Actual Ratio:_________________)

* Measured Annually

** Adjusted as provided in Section 6.13.

The undersigned certify and warrant that the foregoing ratios have been computed from the figures contained in Borrower's, DGC's and Affiliated Insurers' financial statement of the date hereinabove indicated, based upon the definitions set out in Sections 1.1, 1.2 and 1.3 of the Loan Agreement.

DATED this ____ day of ______________________, 20__.

DIRECT GENERAL FINANCIAL
SERVICES INC.

By:________________________________
Title:_______________________________

DIRECT GENERAL PREMIUM
FINANCE COMPANY

By: _______________________________
Title: ______________________________

DIRECT GENERAL CORPORATION

By:________________________________
Title:______________________________

Exhibit "H"  -  2